UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2005

SINO SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-31546	98-0232018

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1221 Brickell Avenue, Suite 900 Miami, FL	33131

(Address of principal executive offices)	(Zip code)

(305) 347-5141
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

On April 7, 2005, the Registrant filed a Current Report on Form 8-K reporting that it had completed the funding for the acquisition of its 60% equity interest in Sino-Top Resources & Technologies, Ltd. (“Sino-Top”). By this amendment, the Registrant is filing the required financial statements and pro forma financial information in connection with the acquisition of its interest in Sino-Top.

(a) Financical Statements of the Business Acquired.

Audited financial statements of Sino-Top Resources & Technologies, Ltd. for the period from March 25, 2003 through December 31, 2003, year ended December 31, 2004, and the period from March 25, 2003 through December 31, 2004, are attached as Exhibit 99.1.

(b) Pro Forma Financial Information.

Registrant’s Unaudited Pro Forma Condensed Financial Information for the year ended December 31, 2004 is attached as Exhibit 99.2.

(c) Exhibits.

99.1	Audited Financial Statements of Sino-Top Resources & Technologies, Ltd.

99.2	Pro Forma Financial Information of Registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 22, 2005

/s/ David Bikerman
David Bikerman, President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.1	Audited Financial Statements of Sino-Top Resources & Technologies, Ltd.

99.2	Pro Forma Financial Information of Registrant

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